UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 16, 2010

Date of report (Date of earliest event reported)

CRC HEALTH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-135172	73-1650429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Boulevard, Suite 600, Cupertino, California	95014
(Address of Principal Executive Offices)	(Zip code)

(877) 272-8668

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02 Results of Operations and Financial Condition

On August 16, 2010, CRC Health Corporation (“the Company”) reported operating results for the three months and six months ended June 30, 2010. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

The information included in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 16, 2010

CRC HEALTH CORPORATION

By:	/s/ KEVIN HOGGE
Name:	Kevin Hogge
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)